Exhibit 10.1

FORM OF

SUBSCRIPTION AGREEMENT

Globalstar, Inc.

461 South Milpitas Blvd.

Milpitas, California 95035

Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with Globalstar, Inc., a Delaware corporation (the “Company”), as follows:

1.                                    This Subscription Agreement, including the Terms and Conditions for Purchase of Securities attached hereto as Annex I (collectively, this “Agreement”) is made as of the date set forth below between the Company and the Investor.

2.                                    The Company has authorized the sale and issuance to certain investors of an aggregate of $55,000,000 of the Company’s 8.0% Convertible Senior Unsecured Notes (the “Notes”) in substantially the form attached hereto as Exhibit B, which are convertible into shares of common stock (the “Shares”), $0.0001 par value per share (the “Common Stock”) of the Company in accordance with the terms of the Notes and the Indenture.  The Notes will be issued pursuant to an Indenture dated as of April 15, 2008 (the “Indenture”) between the Company and U.S. Bank, National Association, as trustee (the “Trustee”), as supplemented by the supplemental indenture to be dated the Closing Date in the form of Exhibit D attached hereto, and (ii) for each $1,000 principal amount of Notes purchased, each Investor will also receive warrants to purchase 277.8 shares of Common Stock at a price of $1.80 per share (the “Warrant,” collectively, the “Warrants”, together with the Notes, are referred to herein as the “Securities”), in substantially the form attached hereto as Exhibit C.  The Notes and Warrants are immediately separable and will be issued separately. The terms and conditions of the Warrants are set forth in the Final Term Sheet.  The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares.”

3.                                    The offering and sale of the Securities (the “Offering”) and the Common Stock issuable upon exercise or conversion, as applicable, are being made pursuant to (a) an effective Registration Statement on Form S-3, No. 333-149798 (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), including the Prospectus contained therein (the “Base Prospectus”), (b) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), that have been or will be filed, if required, with the Commission and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Securities, the terms of the Offering and the Company, (c) if applicable, a Preliminary Prospectus Supplement (the “Preliminary Prospectus Supplement”) containing certain supplemental information regarding the Securities, the terms of the Offering and the Company and (d) a Prospectus Supplement (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Securities and terms of the Offering that will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).

4.                                    The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Securities set forth below for the aggregate purchase price set forth below.  The Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.  The Investor acknowledges that the Offering is not being underwritten by the placement agent (the “Placement Agent”) named in the Prospectus Supplement and that there is no minimum offering amount.

5.                                    The manner of settlement of the Notes purchased by the Investor shall be determined by such Investor as follows (check one):

☐ A.

Delivery by crediting the account of the Investor’s prime broker (as specified by such Investor on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Investor’s prime broker shall initiate a DWAC transaction on the Closing Date using its DTC participant identification number, and released by Computershare Investor Services LLC, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction. NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)

DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE NOTES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE NOTES, AND

(II)

REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

JPMorgan Chase Bank, N.A.
ABA # 021000021
Account Name: Globalstar, Inc.
Account Number:

Attention: Audrey Cohen
Tel: (212) 623-5078

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– OR –

☐ B.

Delivery versus payment (“DVP”) through DTC (i.e., on the Closing Date, the Company shall deliver the Notes registered in the Investor’s name and address as set forth below and released by the Transfer Agent to the Investor through DTC at the Closing directly to the account(s) at Lazard Capital Markets LLC (“LCM”) identified by the Investor; upon receipt of such Notes, LCM shall promptly electronically deliver such Notes to the Investor, and simultaneously therewith payment shall be made by LCM by wire transfer to the Company). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

	(I)	NOTIFY LCM OF THE ACCOUNT OR ACCOUNTS AT LCM TO BE CREDITED WITH THE NOTES BEING PURCHASED BY SUCH INVESTOR, AND

(II)

CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT LCM TO BE CREDITED WITH THE NOTES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR.

IT IS THE INVESTOR’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC OR DVP IN A TIMELY MANNER.  IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE NOTES AND WARRANTS MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

6.                                    The executed Warrant shall be delivered in accordance with the terms thereof.

7.                                    The Notes shall be delivered in accordance with the terms thereof.

8.                                    The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulatory Authority, Inc. or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Securities, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.  Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

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9.                                    The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus which is a part of the Company’s Registration Statement, the documents incorporated by reference therein and any free writing prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement.  The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including a term sheet and pricing information (the “Offering Information”).  Such information may be provided to the Investor by any means permitted under the Act, including the Prospectus Supplement, a free writing prospectus and oral communications.

10.                              No offer by the Investor to buy Securities will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or Placement Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer.  An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

11.                              The Company acknowledges that the only material, non-public information relating to the Company it has provided to the Investor in connection with the Offering prior to the date hereof is the existence of the Offering.

12.                              For so long as any Notes or Warrants remain outstanding, except for issuances to Thermo Funding Company LLC pursuant to the contingent equity account supporting the Facility Agreement (as defined in the Placement Agreement), the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock, or directly or indirectly convertible into or exchangeable for Common Stock at a price which resets as a function of market price of the Common Stock, unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Exercise Price (as defined in the Warrants) or sale price (as set forth in the Note) with respect to the Common Stock into which any Warrant is exercisable or Note is convertible.

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Aggregate Principal Dollar Amount of Notes: $

Warrants to Purchase an Aggregate of up to                                            shares of Common Stock

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: June , 2009

INVESTOR

By:

Print Name:

Title:

Address:

Agreed and Accepted
this day of June, 2009:

GLOBALSTAR, INC.

By:
Title:

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ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1.                                       Authorization and Sale of the Securities.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.

2.                                       Agreement to Sell and Purchase the Securities; Placement Agent.

2.1                                 At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the Securities set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2                                 The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Securities to them.  The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2.3                                 Investor acknowledges that the Company has agreed to pay Lazard Capital Markets LLC (the “Placement Agent” or “LCM”) a fee (the “Placement Fee”) in respect of the sale of Securities to the Investor.

2.4                                 The Company has entered into a Placement Agent Agreement, dated June 16, 2009 (the “Placement Agreement”), with the Placement Agent that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof.

2.5                                 The Company has entered into an Indenture dated as of April 10, 2008 between the Company and U.S. Bank, National Association, as trustee, as supplemented by the supplemental indenture to be dated the Closing Date, pursuant to which the Securities will be issued.

3.                                       Closing and Delivery of the Notes, Warrants and Funds.

3.1                                 Closing.  The completion of the purchase and sale of the Securities (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agent, and of which the Investors will be notified in advance by the Placement Agent, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  At the Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor the Notes set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a Warrant to purchase a number of whole Warrant Shares as set forth on the signature page and (c) the aggregate purchase price for the Securities being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3.2                                 Conditions to the Obligations of the Parties.

(a)                                  Conditions to the Company’s Obligations.  The Company’s obligation to issue and sell the Securities to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Securities being purchased hereunder as set forth on the Signature Page, (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date and (iii) the sale of Securities of not less than $45 million in gross proceeds by the Company in connection with this Offering.

(b)                                 Conditions to the Investor’s Obligations.  The Investor’s obligation to purchase the Securities is subject to (i) the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including the representations and warranties and undertakings of the Company in the Placement Agreement, (ii) the satisfaction of the conditions contained in the Placement Agreement, (iii) the Company shall have certified that each of the Initial Conditions Precedent to Utilisation under the COFACE Facility Agreement have been satisfied (except the condition that the Company raise $45,000,000 in equity capital or subordinated loans), (iv) the Placement Agreement being in full force and effect and not having been terminated and (v) the Placement Agent not having determined that the conditions to the closing in the Placement Agreement have not been satisfied.  The Investor’s obligations to purchase the Securities are further conditioned upon the sale by the Company of Securities in connection with the Offering resulting in not less than $45 million in gross proceeds to the Company.  The Investor understands and agrees that, in the event that the Placement Agent in its sole discretion determines that the conditions to closing in the Placement Agreement have not been satisfied or if the Placement Agent Agreement may be terminated for any other reason permitted by such Agreement, then the Placement Agent may, but shall not be obligated to, terminate such Agreement, which shall have the effect of terminating this Subscription Agreement pursuant to Section 14 below.

3.3                                 Delivery of Funds.

(a)                                  DWAC Delivery.  If the Investor elects to settle the Notes purchased by such Investor through DTC’s Deposit/Withdrawal at Custodian (“DWAC”) delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Securities being purchased by the Investor to the following account designated by the Company and the Placement Agent pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”) dated as of the date hereof, by and among the Company, the Placement Agent and JPMorgan Chase Bank, N.A. (the “Escrow Agent”):

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JPMorgan Chase Bank, N.A.
ABA # 021000021
Account Name: Globalstar, Inc.
Account Number:
Attention: Audrey Cohen
Tel: (212) 623-5078

Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Investors to the Company upon the satisfaction, in the sole judgment of the Placement Agent, of the conditions set forth in Section 3.2(b) hereof.  The Placement Agent shall have no rights in or to any of the escrowed funds, unless the Placement Agent and the Escrow Agent are notified in writing by the Company in connection with the Closing that a portion of the escrowed funds shall be applied to the Placement Fee.  Pursuant to the terms of the Escrow Agreement, the Company has agreed to indemnify and hold the Escrow Agent harmless from and against any and all losses, costs, damages, expenses and claims (including, without limitation, court costs and reasonable attorneys fees) (“Losses”) arising under this Section 3.3 or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, except to the extent that it is finally, judicially determined that such Losses resulted from the willful misconduct or gross negligence of the Escrow Agent.  Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b)                                 Delivery Versus Payment through The Depository Trust Company.  If the Investor elects to settle the Notes purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall confirm that the account or accounts at the Placement Agent to be credited with the Notes being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Securities being purchased by the Investor.

3.4                                 Delivery of Notes.

(a)                                  DWAC Delivery.  If the Investor elects to settle the Notes purchased by such Investor through DTC’s DWAC delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Notes being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing Computershare Investor Services LLC, the Company’s “Transfer Agent”, to credit such account or accounts with the Notes.  Such DWAC instruction shall indicate the settlement date for the deposit of the Notes, which date shall be provided to the Investor by LCM.  Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to Section 3.3 above, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Notes pursuant to the information contained in the DWAC.

(b)                                 Delivery Versus Payment through The Depository Trust Company.  If the Investor elects to settle the Notes purchased by such Investor by delivery versus

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payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify LCM of the account or accounts at LCM to be credited with the Notes being purchased by such Investor.  On the Closing Date, the Company shall deliver the Notes to the Investor through DTC directly to the account(s) at LCM identified by Investor and simultaneously therewith payment shall be made by LCM by wire transfer to the Company.

4.                                       Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants to, and agrees with, the Company and the Placement Agent that:

4.1                                 The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the Securities set forth on the Signature Page, has received and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information.

4.2                                 (a) No action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense and (c) the Placement Agent is not authorized to make and has not made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Securities, except as set forth or incorporated by reference in the Base Prospectus or the Prospectus Supplement or any free writing prospectus.

4.3                                 (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

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4.4                                 The Investor understands that nothing in this Agreement, the Prospectus, the Disclosure Package, the Offering Information or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.  The Investor also understands that there is no established public trading market for the Warrants or Notes being offered in the Offering, and that the Company does not expect such a market to develop.  In addition, the Company does not intend to apply for listing the Warrants or Notes on any securities exchange.  Without an active market, the liquidity of the Warrants and Notes will be limited.

4.5                                 Since the date on which the Placement Agent first contacted the Investor about the Offering, the Investor has not disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors) and has not engaged in any purchases or sales involving the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities).  The Investor covenants that it will not engage in any purchases or sales involving the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.  The Investor agrees that it will not use any of the Securities or shares of Common Stock issuable upon exercise or conversion, as applicable, of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws.  For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

4.6                                 Survival of Representations, Warranties and Agreements; Third Party Beneficiary.  Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Notes and Warrants being purchased and the payment therefor.  The Placement Agent and Lazard Fréres & Co. shall be third party beneficiaries with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.

5.                                       Notices.  All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

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(a)                                  if to the Company, to:

Globalstar, Inc.

461 South Milpitas Blvd.

Milpitas, California 95035

Attention: Chief Financial Officer

Facsimile: (408) 933-4949

with copies to:

Taft Stettinius & Hollister LLP

425 Walnut Street, Suite 1800

Cincinnati, OH 45202

Attention:  Arthur McMahon, Esq.

Facsimile: (513) 381-0205

(b)                                 if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

6.                                       Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

7.                                       Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

8.                                       Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

9.                                       Governing Law.  This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

10.                                 Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

11.                                 Confirmation of Sale.  The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of the Securities to such Investor.

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12.                                 Press Release.  The Company and the Investor agree that the Company shall, prior to the opening of the financial markets in New York City on the business day immediately after the date hereof, (a) issue a press release announcing the Offering and disclosing all material information regarding the Offering and (b) file a Current Report on Form 8-K with the Securities and Exchange Commission including a form of this Agreement, form of Note, supplemental Indenture and a form of Warrant as exhibits thereto.

13.                                 Termination.  In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

14.                                 Pro Rata Conversion Limitation.  The Investor acknowledges that, until the Company obtains the approval by its stockholders of the Offering and the issuance of the Securities in accordance with  Nasdaq Listing Rule 5635(d), the Notes cannot be converted into more than 19.9% of the total outstanding Common Stock of the Company as of the date hereof, and agrees not to convert more than its pro rata amount of such total determined based upon the Investor’s percentage ownership of the aggregate principal amount of Notes issued at Closing.

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EXHIBIT A

GLOBALSTAR, INC.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Notes and Warrants are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Notes are maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Notes:

8.	Account Number at DTC Participant being credited with the Notes:

EXHIBIT B

FORM OF NOTE

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EXHIBIT C

FORM OF WARRANT

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EXHIBIT D

FORM OF SUPPLEMENTAL INDENTURE

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ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

14.                                 Authorization and Sale of the Securities.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.

15.                                 Agreement to Sell and Purchase the Securities; Placement Agent.

15.1                           At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the Securities set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

15.2                           The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Securities to them.  The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

15.3                           Investor acknowledges that the Company has agreed to pay Lazard Capital Markets LLC (the “Placement Agent” or “LCM”) a fee (the “Placement Fee”) in respect of the sale of Securities to the Investor.

15.4                           The Company has entered into a Placement Agent Agreement, dated June 16, 2009 (the “Placement Agreement”), with the Placement Agent that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof.

15.5                           The Company has entered into an Indenture dated as of April 10, 2008 between the Company and U.S. Bank, National Association, as trustee, as supplemented by the supplemental indenture to be dated the Closing Date, pursuant to which the Securities will be issued.

16.                                 Closing and Delivery of the Notes, Warrants and Funds.

16.1                           Closing.  The completion of the purchase and sale of the Securities (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agent, and of which the Investors will be notified in advance by the Placement Agent, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  At the Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor the Notes set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a Warrant to purchase a number of whole Warrant Shares as set forth on the signature page and (c) the aggregate purchase price for the Securities being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

16.2                           Conditions to the Obligations of the Parties.

(a)                                  Conditions to the Company’s Obligations.  The Company’s obligation to issue and sell the Securities to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Securities being purchased hereunder as set forth on the Signature Page, (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date and (iii) the sale of Securities of not less than $45 million in gross proceeds by the Company in connection with this Offering.

(b)                                 Conditions to the Investor’s Obligations.  The Investor’s obligation to purchase the Securities is subject to (i) the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including the representations and warranties and undertakings of the Company in the Placement Agreement, (ii) the satisfaction of the conditions contained in the Placement Agreement, (iii) the Company shall have certified that each of the Initial Conditions Precedent to Utilisation under the COFACE Facility Agreement have been satisfied (except the condition that the Company raise $45,000,000 in equity capital or subordinated loans), (iv) the Placement Agreement being in full force and effect and not having been terminated and (v) the Placement Agent not having determined that the conditions to the closing in the Placement Agreement have not been satisfied.  The Investor’s obligations to purchase the Securities are further conditioned upon the sale by the Company of Securities in connection with the Offering resulting in not less than $45 million in gross proceeds to the Company.  The Investor understands and agrees that, in the event that the Placement Agent in its sole discretion determines that the conditions to closing in the Placement Agreement have not been satisfied or if the Placement Agent Agreement may be terminated for any other reason permitted by such Agreement, then the Placement Agent may, but shall not be obligated to, terminate such Agreement, which shall have the effect of terminating this Subscription Agreement pursuant to Section 14 below.

16.3                           Delivery of Funds.

(a)                                  DWAC Delivery.  If the Investor elects to settle the Notes purchased by such Investor through DTC’s Deposit/Withdrawal at Custodian (“DWAC”) delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Securities being purchased by the Investor to the following account designated by the Company and the Placement Agent pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”) dated as of the date hereof, by and among the Company, the Placement Agent and JPMorgan Chase Bank, N.A. (the “Escrow Agent”):

JPMorgan Chase Bank, N.A.

ABA # 021000021

Account Name: Globalstar, Inc.

Account Number:

Attention: Audrey Cohen

Tel: (212) 623-5078

Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Investors to the Company upon the satisfaction, in the sole judgment of the Placement Agent, of the conditions set forth in Section 3.2(b) hereof.  The Placement Agent shall have no rights in or to any of the escrowed funds, unless the Placement Agent and the Escrow Agent are notified in writing by the Company in connection with the Closing that a portion of the escrowed funds shall be applied to the Placement Fee.  Pursuant to the terms of the Escrow Agreement, the Company has agreed to indemnify and hold the Escrow Agent harmless from and against any and all losses, costs, damages, expenses and claims (including, without limitation, court costs and reasonable attorneys fees) (“Losses”) arising under this Section 3.3 or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, except to the extent that it is finally, judicially determined that such Losses resulted from the willful misconduct or gross negligence of the Escrow Agent.  Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b)                                 Delivery Versus Payment through The Depository Trust Company.  If the Investor elects to settle the Notes purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall confirm that the account or accounts at the Placement Agent to be credited with the Notes being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Securities being purchased by the Investor.

16.4                           Delivery of Notes.

(a)                                  DWAC Delivery.  If the Investor elects to settle the Notes purchased by such Investor through DTC’s DWAC delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Notes being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing Computershare Investor Services LLC, the Company’s “Transfer Agent”, to credit such account or accounts with the Notes.  Such DWAC instruction shall indicate the settlement date for the deposit of the Notes, which date shall be provided to the Investor by LCM.  Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to Section 3.3 above, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Notes pursuant to the information contained in the DWAC.

(b)           Delivery Versus Payment through The Depository Trust Company.  If the Investor elects to settle the Notes purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify LCM of the account or accounts at LCM to be credited with the Notes being purchased by such Investor.  On the Closing Date, the Company shall deliver the Notes to the Investor through DTC directly to the account(s) at LCM identified by Investor and simultaneously therewith payment shall be made by LCM by wire transfer to the Company.

17.           Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants to, and agrees with, the Company and the Placement Agent that:

17.1         The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the Securities set forth on the Signature Page, has received and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information.

17.2         (a) No action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense and (c) the Placement Agent is not authorized to make and has not made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Securities, except as set forth or incorporated by reference in the Base Prospectus or the Prospectus Supplement or any free writing prospectus.

17.3         (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

17.4         The Investor understands that nothing in this Agreement, the Prospectus, the Disclosure Package, the Offering Information or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.  The Investor also understands that there is no established public trading market for the Warrants or Notes being offered in the Offering, and that the Company does not expect such a market to develop.  In addition, the Company does not intend to apply for listing the Warrants or Notes on any securities exchange.  Without an active market, the liquidity of the Warrants and Notes will be limited.

17.5         Since the date on which the Placement Agent first contacted the Investor about the Offering, the Investor has not disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors) and has not engaged in any purchases or sales involving the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities).  The Investor covenants that it will not engage in any purchases or sales involving the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.  The Investor agrees that it will not use any of the Securities or shares of Common Stock issuable upon exercise or conversion, as applicable, of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws.  For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

17.6         Survival of Representations, Warranties and Agreements; Third Party Beneficiary.  Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Notes and Warrants being purchased and the payment therefor.  The Placement Agent and Lazard Fréres & Co. shall be third party beneficiaries with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.

18.           Notices.  All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

(a)           if to the Company, to:

Globalstar, Inc.

461 South Milpitas Blvd.

Milpitas, California 95035

Attention: Chief Financial Officer

Facsimile: (408) 933-4949

with copies to:

Taft Stettinius & Hollister LLP

425 Walnut Street, Suite 1800

Cincinnati, OH 45202

Attention:  Arthur McMahon, Esq.

Facsimile: (513) 381-0205

(b)                                 if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

19.           Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

20.           Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

21.           Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

22.           Governing Law.  This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

23.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

24.           Confirmation of Sale.  The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of the Securities to such Investor.

25.           Press Release.  The Company and the Investor agree that the Company shall, prior to the opening of the financial markets in New York City on the business day immediately after the date hereof, (a) issue a press release announcing the Offering and disclosing all material information regarding the Offering and (b) file a Current Report on Form 8-K with the Securities and Exchange Commission including a form of this Agreement, form of Note, supplemental Indenture and a form of Warrant as exhibits thereto.

26.           Termination.  In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

EXHIBIT A

GLOBALSTAR, INC.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Notes and Warrants are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Notes are maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Notes:

8.	Account Number at DTC Participant being credited with the Notes:

EXHIBIT B

FORM OF NOTE

2

EXHIBIT C

FORM OF WARRANT

3

EXHIBIT D

FORM OF SUPPLEMENTAL INDENTURE

4